                                                                      EXHIBIT 24

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ Ronald D. Bryant
                                      ----------------------
                                      Ronald D. Bryant

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                        /s/ David L. Henninger
                                        --------------------------
                                        David L.  Henninger

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ Chester J. Jachimiec
                                      ________________________________
                                      Chester J.  Jachimiec

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/  Timothy Johnston
                                      _____________________________
                                      Timothy Johnston

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ Andrew J. Kelly
                                      ________________________________
                                      Andrew J.  Kelly

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ Donald L. Luke
                                      _______________________________
                                      Donald L.  Luke

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ Thomas B. McDade
                                      ______________________________
                                      Thomas B.  McDade

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ James P. Norris
                                      ___________________________
                                      James P.  Norris

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ Lucian L. Morrison
                                      ________________________________
                                      Lucian L.  Morrison

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ Fredric J. Sigmund
                                      _________________________________
                                      Fredric J.  Sigmund

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ John M. Sullivan
                                      ________________________________
                                      John M.  Sullivan

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company prior to November 6, 1997 and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 13th day of May, 1998.



                                      /s/ James D. Weaver
                                      ______________________________
                                      James D.  Weaver